UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2003

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of July 2003 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 41 thereof, entered into various agreements relating to Breeze Cove Limited Partnership, a Wisconsin limited partnership (the "Operating Partnership") on behalf of Series 41 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of July 2003 (the "Operating Partnership Agreement"), pursuant to which Series 41 acquired a limited partner interest in the Operating Partnership. Series 41 and 20 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 41 investing 33.3% and Series 20 investing 66.7%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 64 unit apartment complex for families located at Port Washington in Ozaukee County, Wisconsin, which is known as Breeze Cove Apartments (the "Apartment Complex"). The Apartment Complex consists of 4 buildings containing 64 three-bedroom units. Amenities include a refrigerator, range, carpet, dishwasher, disposal, cable TV hook up, central laundry, air conditioning, playground equipment and smoke detector. Construction of the Apartment Complex commenced in November 2003 and is scheduled for completion in October 1994. 100% Occupancy was achieved in January 1998.

The Operating Partnership expects to receive permanent financing in the amount of $2,880,000 (the "Permanent Mortgage") from Bache Funding. The Permanent Mortgage is expected to bear interest at 9% per annum payable over a 30 year amortization period and a 15 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partners of the Operating Partnership are Mark H. Paszko and Pasko & Company of Madison, Inc., (the "General Partner").

Series 41 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,601,494 to the Operating Partnership in 4 installments as follows:

    $1,400,794 (the "First Installment") on the latest of (i) Admission of the Investment Partnership into the Operating Partnership, (ii) Tax Credit Set-Aside, and (iii) Initial Closing;
    $600,350 (the "Second Installment") on the latest of (i) State Designation, (ii) Substantial Completion, or (iii) Eligible Basis Certification;
    $552,322 (the "Third Installment") on the later of (i) 100% occupancy of Eligible Tenants, or (ii) Breakeven Operations, or (iii) Final Closing, or (iv) receipt of local legal opinion re: Final Closing; and
    $48,028 (the "Fourth Installment") on the receipt by the Investment Partnership of the Partnership's federal income tax return for the year in which Breakeven Operations occurred.

All the installments have been paid by Series 41.

The total Capital Contribution of Series 41 to the Operating Partnership is based on the Operating Partnership receiving $4,182,140 in Tax Credits during the 10-year period commencing in 1994 of which 33% ($1,394,047) will be allocated to Series 41 and 66% ($2,788,093) will be allocated to Series 20 as the Investment Limited Partner of the Operating Partnership.

Series 41 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1%	50%	60%
Series 41	33%	16.67%	13.33%
Series 20	66%	33.33%	26.67%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 41.

Series 41 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 1995 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 11.01(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 1995 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $5,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 11.01(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $467,995. The Development Fee shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President